UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2005

Who's Your Daddy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3131 Camino del Rio North, Suite 1650, San Diego, CA 92108
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (619) 284-4807

Snocone Systems Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 12, 2005, Who's Your Daddy, Inc. (formerly Snocone Systems Inc., the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Pharb Acquisition Corp., a newly formed and wholly owned subsidiary of the Registrant, and Pharb University Brand, Inc. ("Pharb"), a privately held Delaware corporation. Pursuant to the Merger Agreement, Pharb Acquisition Corp. will merge with and into Pharb and, as a consequence of the merger, Pharb will become a wholly owned subsidiary of the Registrant.

The Pharb shareholders will receive one million restricted shares of the Registrant's common stock as the merger consideration. The restricted shares of the Registrant's common stock will be delivered as follows: five hundred thousand (500,000) shares have been issued and the remaining five hundred thousand (500,000) shares shall be delivered for distribution within fifteen (15) days after the date the quarterly financial statements of the Registrant have been prepared showing that sales of Pharb's products and/or the Registrant's products sold through Pharb's sales channels have reached $4,000,000.

The description contained in this Item 2.01 of the terms and conditions of the Agreement and Plan of Merger is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which is attached to this Report as Exhibit 2.1.

Pharb owns the formula for the Pharb Hangover Relief, an FDA approved over the counter (O.T.C.) pain relief medicine designed to relive the symptoms of hangover, headache, fatigue, heartburn, upset stomach, body aches and pains. The Pharb product currently has national distribution to over 55,000 mass retailers and national convenience stores throughout the United States.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The Pharb shareholders will receive one million (1,000,000) restricted shares of the Registrant's common stock as the merger consideration. The shares of the Registrant's common stock will be delivered as follows: five hundred thousand (500,000) restricted shares have been issued and the remaining five hundred thousand (500,000) restricted shares shall be delivered for distribution within fifteen (15) days after the date the quarterly financial statements of the Registrant have been prepared showing that sales of Pharb's products and/or the Registrant's products sold through Pharb's sales channels have reached $4,000,000. The issuance of the shares was exempt from registration pursuant to Section 4(2) of the Securities Act as a transaction not involving a public offering of securities.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

(I) Pro Forma Financial Information

Who's Your Daddy, Inc.
Pro Forma Consolidated Financial Statements
Unaudited Pro Forma Consolidated Information

(I) Financial Information

On April 1, 2005, Who's Your Daddy, Inc. (the "Registrant", a Nevada corporation, formerly Snocone Systems Inc.) acquired all of the outstanding common stock of Who's Your Daddy, Inc. ("WYD", a California corporation) for 4.5 million (4,500,000) restricted shares of the Registrant's common stock. 500,000 shares have been issued and 4,000,000 shares are being held in escrow and are to be periodically delivered on a dollar for dollar basis until such time as the Registrant has generated $4 million (4,000,000) in revenues.

On June 13, 2005, the Registrant acquired all of the issued and outstanding shares of Pharb University Brand, Inc. ("Pharb", a Delaware corporation) for 1 million (1,000,000) restricted shares of the Registrant's common stock. 500,000 shares have been issued and 500,000 shares will be issued within fifteen (15) days after the date the quarterly financial statements of the Registrant have been prepared showing that sales of Pharb's products and/or the Registrant's products sold through Pharb's sales channels have reached $4 million (4,000,000).

On June 6, 2005 Pharb had purchased from Pharbco Marketing Group, Inc. (a Delaware corporation, "Pharbco") all of Pharbco's right, title and interest to the formula, trademark, FDA OTC drug establishment registration and customer distribution of Pharb Hangover Relief - Pharbco's sole product.

The accompanying unaudited pro forma financial statements include the Registrant, WYD, Pharb, Pharbco and pro forma adjustments. The Registrant's financial statements were audited by Morgan & Company, its former auditor. The financial statements of WYD as at and for the year ended December 31, 2004 were audited by Baum & Company, PA (the Registrant's current auditor), in accordance with the standards of the Public Company Accountability Oversight Board (United States) and were prepared in accordance with United States generally accepted accounting principles. Baum & Company, PA issued a going concern opinion on the WYD financial statements. The financial statements of Pharbco as at and for the year ended December 31, 2004 were audited by PricewaterhouseCoopers LLP in accordance with the standards of the Public Company Accountability Oversight Board (United States) and were prepared in accordance with United States generally accepted accounting principles.

The pro forma consolidated balance sheet has been presented as of December 31, 2004 and gives effect to the transactions as if they occurred on that date. The pro forma consolidated statement of operations for the year ended December 2004 gives effect to the transaction as if it had occurred on January 1, 2004 and includes all sales and related expenses of the Pharbco product acquired. The pro forma consolidated statement of operations for the six months ended June 30, 2005, gives effect to the transaction as if it had occurred on January 1, 2004. The amounts for the Registrant were taken from its reviewed financial statements at June 30, 2005 and for the six months then ended. Financial statements for Pharbco at June 30, 2005 and for the six months then ended are currently unavailable. The amounts used in these pro forma financial statements have been estimated by using their amounts at March, 15, 2005 (the latest available financial numbers) and multiplying by 2 and include all sales and related expenses of the Pharbco product acquired.

The pro forma consolidated financial statements are qualified by and should be read in conjunction with the Registrant's financial statements and notes thereto included in the Registrant's Form 10-KSB for the fiscal year ended December 31, 2004 and Form 10-QSB for the six months ended June 30, 2005.

(II) Pro Forma Consolidated Financial Data

The unaudited pro forma consolidated balance sheet of the Registrant, WYD, Pharb and Pharbco as of December 31, 2004 is based on historical balance sheets. The adjustments are provided to reflect, on a pro forma basis, the allocation of the purchase price of the fair market value of the stock issued for the acquisitions and the elimination of the subsidiary common stock and pre-acquisition accumulated deficit.

The unaudited pro forma statements of operations are the historical financial statements of the Registrant, WYD, Pharb and Pharbco. For the six months ended June 30, 2005, the Registrant's 10-QSB was filed on a consolidated basis and included the operations of the Registrant, WYD and Pharb. Consequently, WYD and Pharb numbers are not shown separately. The pro forma information is not intended to be and is not necessarily indicative of the results of operations that might have been achieved had such events occurred on the dates indicated, not is it indicative of the results of the Registrants future operations.

     Who's Your Daddy, Inc.
(A Development Stage Company)
Pro forma Consolidated Balance Sheets
December 31, 2004
(unaudited)

			Pharb
		Who's	Univer-				Adjust-
	Who's Your	Your	sity				ments
	Daddy, Inc.	Daddy,	Brand,		Pro forma		Impair-	Pro forma
	(NV)	Inc. (CA)	Inc.		Acquisition		ment	Consolidated

ASSETS

CURRENT ASSETS
Cash	$1,455	$4,116	$-		$-		$-	$5,571
Prepaid Expenses	5,050	-	-		-		-	5,050
Due from Stockholders	-	22,085	-		-		-	22,085
	.
Total current assets	6,505	26,201	-		-		-	32,706

PROPERTY AND EQUIPMENT
Property & equipment	-	14,750	-		-		-	14,750
Accumulated depreciation	-	1,475	-		-		-	1,475
Net property & Equipment	-	13,275	-		-		-	13,275

OTHER NON-CURRENT ASSETS
Security Deposit	-	10,000	-		-		-	10,000
Technology	402,600	-	-		-		-	402,600
Goodwill	-	-	-	c	1,051,622	f	(751,622)	300,000
Pharb Product Rights	-	-	-	g	404,383		-	404,383
Other Assets - net	-	15,498	-		-		-	15,498
Total non-current assets	402,600	25,498	-		1,456,005		(751,622)	1,132,481

Total assets	$409,105	$64,974	$-		$1,456,005		$(751,622)	$1,178,462

Who's Your Daddy, Inc.
(A Development Stage Company)
Pro forma Consolidated Balance Sheets
December 31, 2004
(unaudited)
(continued)

			Pharb
		Who's	Univer-				Adjust-
	Who's Your	Your	sity				ments
	Daddy, Inc.	Daddy,	Brand,		Pro forma		Impair-	Pro forma
	(NV)	Inc. (CA)	Inc.		Acquisition		ment	Consolidated

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and
accruals	$52,577	$129,721	$-	e, g	$201,091		$-	$383,389
Due to Related Party	-	384,000	-		-		-	384,000
Income taxes payable	-	2,400	-		-		-	2,400
Loans Payable	32,500	150,475	-		-		-	182,975
Due Related Parties	25,369	-	-		-		-	25,369

Total current liabilities	110,446	666,596	-		201,091		-	978,133

Total liabilities	110,446	666,596	-		201,091		-	978,133

STOCKHOLDERS' EQUITY

Common stock, $0.001 par
value, 100,000,000 shares
authorized 7,042,000 issued				a,
and outstanding	7,042	-	-	g	1,000		-	8,042
Common stock, 10,000,000				b,
shares authorized	-	790,875	-	g	(790,875)		-	-

Common Stock	-	-	1,000	h	(1,000)		-	-
Additional Paid In Capital	1,709,370	-	-	a	652,292		-	2,361,662
Retained Earnings				b,
(Accumulated Deficit)	(1,417,753)	(1,392,497)	(1,000)	h	1,393,497	f	(751,622)	(2,169,375)

Total Stockholders' Equity (Deficit)	298,659	(601,622)	-		1,254,914		(751,622)	200,329

Total Liabilities and Stockholders'
Equity (Deficit)	$409,105	$64,974	$-		$1,456,005		$(751,622)	$1,178,462

Who's Your Daddy, Inc.
(A Development Stage Company)
Notes to Pro forma Consolidated Balance Sheets
December 31, 2004
(unaudited)

a)	Issuance of 500,000 restricted shares of Registrant's common stock for acquisition of Who's Your Daddy, Inc. (CA) at a value of $300,000 or $.60 per share.

Purchase Consideration:
Shares issued	$300,000
Estimated legal and professional costs incurred
in connection with the acquisition	150,000
Cash acquired	(4,116)
Total Purchase Consideration	445,884

Preliminary Estimated Fair Value of Net Assets Acquired:
Tangible assets acquired, net of cash	60,858
Liabilities assumed	(666,596)
Total Estimated Fair Value of Net Assets Acquired	(605,738)

Acquisition Goodwill
Excess of purchase consideration over preliminary
fair value of net assets acquired	$1,051,622

b)	Elimination of Who's Your Daddy, Inc. (CA) common stock and accumulated deficit.

c)	Goodwill created by fair market value of Registrant's restricted common stock issued for acquisition.

d)	An additional 4,000,000 shares of Registrant's restricted common stock (at an agreed price of $1 per share) are to be delivered, on a dollar for dollar basis, until Registrant has generated $ 4 million in revenues.

e)	Estimated legal and professional cost of acquisition

f)	Impairment of acquisition goodwill and acquisition costs reflective of the negative equity in Who's Your Daddy, Inc. (CA) (this entry was made pursuant to the merger, in the 10-QSB for the quarter ended June 30, 2005).

g)	Issuance of 500,000 restricted common shares of Registrant's for acquisition of Pharb, at a value of $353,292 or $.71 per share plus $51,091 in legal fees

h)	Elimination of Pharb common stock and retained earnings.

Who's Your Daddy, Inc.
(A Development Stage Company)
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2004
(unaudited)

		Who's
	Who's Your	Your	Pharb		Pro forma	Adjust-
	Daddy, Inc.	Daddy, Inc.	University		Acquisi-	ments	Pro forma
	(NV)	(CA)	Brand, Inc.		tion	Impairment	Consolidated

REVENUES	$-	$-	$12,429,178		$-	$-	$12,429,178

Product manufacturing costs	-	-	3,233,603		-	-	3,233,603

Gross Margin	-	-	9,195,575		-	-	9,195,575

Marketing, Advertising and
Promotion	-	-	323,000		-	-	323,000
Administration And General
	850,300	366,454	566,042		-	-	1,782,796
Impairment Loss - WYD	321,600	-	-	a	751,622	-	1,073,222
Corporate Franchise Taxes	-	800	-		-	-	800

TOTAL OPERATING EXPENSES	1,171,900	367,254	889,042		751,622	-	3,179,818

Income (loss) before interest
expense and provision for income
taxes	(1,171,900)	(367,254)	8,306,533		(751,622)	-	6,015,757

Interest expense	18,306	2,660	-		-	-	20,966

Net income (loss) before provision
for income taxes	(1,190,206)	(369,914)	8,306,533		(751,622)	-	5,994,791

Provision for income taxes	-	-	1,245,980		-	-	1,245,980

Net income (loss)	$(1,190,206)	$(369,914)	$7,060,553		$(751,622)	$-	$4,748,811

Net income (loss) per weighted
average share	$(0.14)						$0.50
Weighted average number of
shares	8,552,842						9,552,842

Note to Pro Forma Consolidated Statements of Operations - Year Ended December 31, 2004

a.	Impairment of acquisition goodwill and acquisition costs reflective of the negative equity in Who's Your Daddy, Inc. (CA). Pursuant to the merger, this entry was made in the 10-QSB financial statements for the quarter ended June 30, 2005 and, therefore, is reversed below on that period's pro forma statement of operations to eliminate double counting of this item.

Who's Your Daddy, Inc.
(A Development Stage Company)
Pro Forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2005
(unaudited)

	Who's Your
	Daddy, Inc.
	(NV)	Who's	ESTIMATED	Pharb
	(Includes	Your	Pharb	University		Pro forma
	Pharb and	Daddy,	Marketing	Brand,		Adjust-	Pro forma
	WYD)	Inc. (CA)	Group Inc	Inc.		ments	Consolidated

REVENUES	$-		$8,483,940			$-	$8,483,940

Product manufacturing costs	-		2,405,982			-	2,405,982

Gross Margin	-		6,077,958			-	6,077,958

Marketing, Advertising and
Promotion	161,228	Included	740,000	Included		-	901,228
Administration And General	560,890	In Column	262,100	In Column	b	132,285	955,275
Impairment Loss - WYD	883,907	1	-	1	a	(883,907)	-
Corporate Franchise Taxes	200		-			-	200

TOTAL OPERATING EXPENSES	1,606,225		1,002,100			(751,622)	1,856,703

Income (loss) before interest
expenses and provision for income
taxes	(1,606,225)		5,075,858			751,622	4,221,255

Interest expense	18,315		-			-	18,315

Income (loss) before provision for
income taxes	(1,624,540)		5,075,858			751,622	4,202,940

Provision for income taxes	-		761,000			-	761,000

Income (Loss) from continuing
operations	(1,624,540)		4,314,858			751,622	3,441,940

Loss on disposal of technology	402,600		-			-	402,600

Net income (loss)	$(2,027,140)		$4,314,858			$751,622	$3,039,340
Net income (loss) per weighted
average share	$(0.20)						$0.31
Weighted average number of
shares	9,946,343						9,946,343

Notes to Pro Forma Consolidated Statements of Operations - Six Months Ended June 30, 2005

a.	Impairment of acquisition goodwill and acquisition costs reflective of the negative equity in Who's Your Daddy, Inc. (CA) - shown in prior year for pro forma purposes and reversed here to eliminate double counting.

b.	Who's Your Daddy, Inc. (CA) first quarter adjustment, since merger took place April 1, 2005 and its operations are not reflected in the consolidated operations of the Registrant.

(c ) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger between the Company, Pharb Acquisition Corp. and Pharb University Brand, Inc. dated June 12, 2005 (re-filed with this Amendment No. 1 to Current Report on Form 8-K to correct typographical errors in document as previously filed as Exhibit 2.1 attached to Form 8-K filed on June 16, 2005).

99.1	Press release dated June 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Who's Your Daddy, Inc.

Date: August 26, 2005	By:	/s/ Dan Fleyshman

	Title:	Dan Fleyshman, President